VESSELS	9 Months Ended
Sep. 30, 2018
VESSELS [Abstract]
VESSELS
5. VESSELS

Vessels, net, consist of the carrying value of 24 vessels and 30 vessels as of September 30, 2018 and December 31, 2017, respectively. Vessels, Net, includes capitalized unamortized drydocking costs.

Depreciation is calculated based on cost less estimated residual value of $8.0 million (2017: $4.0 million) per vessel over the estimated useful life of the vessel using the straight-line method. The estimate has been updated after observation of a longer period with steel prices obtained for retired Suezmax tankers above our previous estimate and the effect of this change in estimate as of January 1, 2018 has resulted in reduced depreciation charges of $8.1 million for the period ended September 30, 2018. The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard.

All figures in USD ‘000	January 1 - September 30, 2018		January 1 - December 31, 2017
Vessels as of January 1	1,769,967		1,700,040
Additions Vessels	114,188		69,927
Disposals Vessels	(548,435)		-
Drydocking as of January 1	119,303		99,153
Additions Drydocking	7,006		20,150
Disposals Drydocking	(68,043)		0
Total Vessels and Drydocking	1,393,985		1,889,270
Less Accumulated Depreciation	(440,237	)*	(842,977)
Less Accumulated Impairment Loss on Vessels	(19,128	)**	(110,480)
Vessels, net	934,620		935,813

*Depreciation charges of $447.2 million related to vessels disposed of in 2018 is excluded
** Impairment charges of $2.2 million related to vessels disposed of in 2018 is excluded

For the nine months ended September 30, 2018, the Company paid $4.8 million in drydocking charges, compared to $14.9 million for the nine months ended September 30, 2017. The Company has disposed of 8 vessels in the period ending September 30, 2018, which resulted in a net loss of $3.4 million. The vessels were delivered to their new owners in June and July 2018. The cash proceeds to the Company were about $77.5 million, which included $4.0 million in inventory. We also incurred $1.8 million in commissions and other transaction costs. As such the remaining cash inflow to the Company was $71.7 million.

Impairment Loss on Vessels
The Company reviewed its assets for impairment on an asset by asset basis. In determining whether the assets are recoverable, the Company compared the estimate of the undiscounted cash flows expected to be generated by the assets to its carrying value. As of September 30, 2018 it was determined that the sum of the undiscounted cash flows for each vessel exceeded its carrying value and no impairment was recorded. The Company recorded an impairment charge of $2.2 million in the second quarter of 2018 related to the six vessels disposed of in July 2018. The impairment charge was based on the agreed sales price of the vessels agreed prior to June 30, 2018. The Company recorded an impairment loss of $110.5 million for the year ended December 31, 2017.

In developing estimates of future undiscounted cash flows, we made assumptions and estimates based on historical trends as well as future expectations. The most important assumption in determining undiscounted cash flows are the estimated freight rates. Freight rates are volatile and the analysis is based on market rates obtained from third parties, in combination with historical achieved rates by the Company.